SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 2, 1999

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                       File No. 1-8009               36-3060977
(State of incorporation)       (Commission File Number)      (IRS Employer
                                                             Identification No.)




6718 West Plank Road, Peoria, Illinois                    61604
(Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code:     (309) 697-4400

Item 5.   OTHER EVENTS

On November 2, 1999, ROHN Industries, Inc. (the "Company") announced that Maureen B. Bellantoni will join the Company as Executive Vice President, Finance & Administration and Chief Financial Officer, effective immediately.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)       Exhibits


                    Exhibit 99 Press Release, dated November 2, 1999, issued by ROHN Industries, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ROHN INDUSTRIES, INC.



Dated:  November 3, 1999           By:   /s/ Brian B. Pemberton
                                        -----------------------------
                                        Brian B. Pemberton
                                        President and Chief Executive Officer